                                                                  EXHIBIT 10.102


                                TRIPLE NET LEASE

                            (Single Tenant Building)

                         5861 EDISON PLACE, CARLSBAD, CA


                                 By and Between

                        FRANK NALIBOFF and NATHAN MORTON

                                       and

                          WILSHIRE TECHNOLOGIES, INC.,
                            A California Corporation

                                TRIPLE NET LEASE
                            (Single Tenant Building)

                                TABLE OF CONTENTS


Section                            Title                                   Page
-------                            -----                                   ----

1   Parties..................................................................1
2   Premises.................................................................1
3   Term.....................................................................1
4   Monthly Base Rent........................................................2
5   Security Deposit.........................................................3
6   Use......................................................................4
7   Compliance with Law......................................................5
8   Condition of Premises....................................................5
9   Notices..................................................................6
10  Brokers..................................................................7
11  Holding Over.............................................................7
12  Maintenance, Repairs and Alterations.....................................7
13  Liens....................................................................9
14  Bankruptcy..............................................................10
15  Indemnification and Release.............................................10
16  Insurance...............................................................11
17  Damage or Destruction...................................................13
18  Real Property Taxes.....................................................15
19  Utilities...............................................................16
20  Defaults and Remedies...................................................16
21  Condemnation............................................................18
22  Estoppel Certificate....................................................19
23  Governing Law...........................................................19
24  Successors and Assigns..................................................19
25  Professionals' Fees.....................................................19
26  Performance by Lessee...................................................20
27  Mortgage Protection.....................................................20
28  Definition of Lessor....................................................20
29  Waiver..................................................................21
30  Identification of Lessee................................................21
31  Terms and Headings......................................................21
32  Examination of Lease....................................................22
33  Time....................................................................22
34  Prior Agreement; Amendments.............................................22
35  Separability............................................................22
36  Recording...............................................................22
37  Authority...............................................................22
38  Limitation on Liability.................................................22

39  Lessor's Access.........................................................23
40  Auctions................................................................23
41  Signs...................................................................23
42  Guarantor...............................................................23
43  Subordination and Attornment............................................23
44  Riders..................................................................24
45  Easements...............................................................24
46  Performance Under Protest...............................................25
47  Assignment and Subletting...............................................25
48  Surrender Not Merger....................................................26
49  Covenants, Conditions and Restrictions..................................26
50  Additional Expenses.....................................................26
51  Option to Renew Lease...................................................27
52  Recovery of Abated Rent.................................................27
53  Indemnification.........................................................27
54  Tenant Improvements.....................................................28

    Signatures..............................................................29

                                    EXHIBITS

Exhibit                 Title

A       Legal Description of Premises
B       Emissions; Storage, Use and Disposal of Waste
C       Covenants, Conditions and Restrictions
D       Tenant Improvement Plan
E       Letter of Credit

                                TRIPLE NET LEASE
                            (Single Tenant Building)

1.    Parties.

      1.1 This Lease, dated the 30th day of August 1997 for reference purposes only, is made by and between FRANK NALIBOFF and NATHAN MORTON, (herein called "Lessor") and WILSHIRE TECHNOLOGIES, INC., a California Corporation, (herein called "Lessee").

2.    Premises.

      2.1 Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Diego, State of California, and described as 5861 Edison Place, Carlsbad, California 92008 as more particularly described in Exhibit A, attached hereto and incorporated herein by reference. Said real property including the land and all improvements therein, is herein called "the Premises."

      2.2 The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Lessee covenants, as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions for which Lessee is liable and that this Lease is made upon the condition of such performance.

3.    Term.

      3.1 Term. The term of this Lease shall be for sixty (60) months, commencing on January 1, 1998 (the "Commencement Date") and ending on December 31, 2002, unless sooner terminated pursuant to any provision hereof.

      3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity or enforceability of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, all terms and conditions of this Lease shall remain in full force and effect except that Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, in the event any such delay results, in whole or in part, from any act, failure, omission or incapacity on the part of Lessee, or any of its agents, contractors or employees, then Lessee shall be obligated to commence payment of rent on the Commencement Date as if possession of the Premises had been tendered by Lessor on such date.

      3.3 Early Possession. Lessee shall occupy the Premises upon completion of tenant improvements which shall be at least thirty (30) days prior to the Commencement Date. Such occupancy shall be subject to all provisions hereof. Such occupancy shall adjust the Commencement and Termination Date of this Lease which will be agreed to in writing by Lessor and Lessee prior to occupancy. Lessee shall pay all net, net, net charges for such period.

4.    Monthly Base Rent.

      4.1 Lessee agrees to pay Lessor Monthly Base Rent for the Premises determined pursuant to the following schedule:

January 1, 1998 - December 31, 1998     $17,500.00 NNN/Mo.
January 1, 1999 - December 31, 1999     $18,000.00 NNN/Mo.
January 1, 2000 - December 31, 2000     $18,500.00 NNN/Mo.
January 1, 2001 - December 31, 2001     $19,000.00 NNN/Mo.
January 1, 2002 - December 31, 2002     $19,500.00 NNN/Mo.

Monthly Base Rent shall be paid in advance, on the first day of each calendar month during the term, except that the first month's rent shall be paid upon the execution hereof.

      4.2 If the term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to the actual number of days in the month. In addition to the Monthly Base Rent, Lessee agrees to pay as additional rental the amount of rental adjustments and any other charges required by this Lease. All rental shall be paid to Lessor, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Lessor designated at the end of this Lease or to such other person or at such other place as Lessor may from time to time designate in writing.

      4.3 Late Charges. Lessee acknowledges that, in the event Lessee fails to pay any installment of rent when due or in the event Lessee fails to make any other payment for which Lessee is obligated under this Lease when due, Lessor will incur costs and expenses not contemplated by this Lease the exact amount of which being extremely difficult and impractical to ascertain, including without limitation, processing and accounting charges and financing costs and late charges that may be imposed by the terms of any encumbrances on or note secured by the Premises. Therefore, in the event of any such payment which is more than ten (10) calendar days late from due date and following written notice from Lessee eight (8) days after the due date, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of the amount due to compensate Lessor for the extra costs incurred as a result of such late payment. Additionally, all such delinquent rent or other sums shall bear interest at the rate of 12% per annum or the maximum lawful rate, whichever is lesser.


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
5.    Security Deposit.

      5.1 Lessee has deposited with Lessor the sum of SEVENTEEN THOUSAND AND FIVE HUNDRED NO/100 DOLLARS ($17,500.00). Said sum shall be held by Lessor as security for the faithful performance by Lessee of all of Lessee's obligations hereunder. If Lessee defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of the deposit is so used or applied, Lessee shall, within ten (10) days after demand, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount. Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, no trust relationship shall be created between Lessor and Lessee with respect to the security deposit, and Lessee shall not be entitled to interest on such deposit. In no event will Lessee have the right to apply any part of the security deposit to any rent or other sums due under this Lease. If Lessee shall fully and faithfully perform all of its obligations under this Lease, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interests hereunder) at the expiration of the Lease term, provided that Lessor may retain the security deposit until such time as any amount due from Lessee in accordance with Article 4 hereof has been determined and paid in full. Security deposit shall always be increased on the anniversary of this Lease and shall always be equal to the then monthly rent.

      5.2 Additional Security: Delivery of Standby Letter of Credit. In addition to the security deposit provided in the preceding paragraph, Lessee shall, upon the execution of this Lease, deliver to Lessor and cause to be in effect during the term of this Lease an unconditional, irrevocable Standby Letter of Credit ("LC") in the amount of ONE HUNDRED THOUSAND AND NO/100THS DOLLARS ($100,000.00) (the "LC Amount"). The LC shall be in the form of Exhibit E hereto and shall be issued by an LC bank selected by Lessee and reasonably acceptable to Lessor.

            5.2.1 Replacement of Letter of Credit. Lessee may from time to time, replace any existing LC with a new LC if the new LC:

                  (a) becomes effective at least thirty (30) days before expiration of the LC that it replaces;

                  (b)   is in the required LC amount;

                  (c) is issued by an LC bank reasonably acceptable to Lessor, and

                  (d) otherwise complies with the requirements of this section.

            5.2.2 Lessor's Right to Draw on Letter of Credit. Lessor shall hold the LC as security for the performance of Lessee's rent obligations under this Lease. If, after notice and failure to cure within the applicable period within this Lease any such rent obligation continues to be unpaid for a period of seventy (70) days after the date it is due, Lessor may, without prejudice to any other remedy it has, draw down the LC by the amount of TWENTY THOUSAND AND NO/100THS DOLLARS ($20,000.00). This draw down is a non-refundable penalty to the benefit of the Lessor.

                  If, after notice and failure to cure within the applicable period within this Lease, any such rent obligation continues to be unpaid for an additional thirty (30) days (one hundred [100] days total) after the date it is due, Lessor may without prejudice to any other remedy it has drawn down the balance of the LC EIGHTY THOUSAND AND NO/100THS DOLLARS ($80,000.00) which is a non-refundable penalty to the benefit of the Lessor.

            5.2.3 Lessor's Transfer of LC on Transfer of Real Property. If Lessor transfers or mortgages its interest in the Premises, Lessor shall transfer or assign the LC to Lessor's mortgagee or transferee provided, the transferee agrees in writing to hold the LC under the provisions of this Lease. If Lessor draws on the LC after a transfer or an assignment, the morgagee or the transferee shall pay to Lessee within ten (10) days from the date of the draw the amount of the LC. If the mortgagee or transferee fails to pay to Lessee the amount of the LC within that period, Lessee may deduct from rent payable by Lessee under this Lease the amount of the LC.

            5.2.4 No Release of Lessee's Obligation. If Lessor draws down any or all of LC, Lessee is still obligated to perform all its obligations as stated in this Lease.

            5.2.5 Reinstatement of Lease by Lessee. If Lessee elects to cure this Lease, Lessee must cure all of Lessee's defaults of this Lease and replace drawn down LC with a new LC per Paragraph 5.2.

6.    Use.

      6.1 Lessee shall use the Premises for general office/sales/R&D/general warehouse purposes or similar uses, as is consistent with zoning requirements and shall not use or permit the Premises to be used for any other purpose or suffer or permit the Premises to remain vacant without the prior written consent of Lessor. Nothing contained herein shall be deemed to give Lessee any exclusive right to such use in the Premises or any adjoining property. Lessee shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Premises, and shall, upon written notice from Lessor, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Lessee shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Lessee's use or occupancy of the Premises, impose any duty upon Lessee or Lessor with respect to the Premises or with respect to the use or occupation thereof. Lessee shall not use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, nor shall Lessee cause, maintain or permit any loud noise, vibration or other nuisance in, on or about the Premises or otherwise disturb the peaceful possession of adjoining or nearby Premises. In addition Lessee shall comply with the provisions of attached Exhibit C. Lessee shall not commit or suffer to be committed any waste in or upon the Premises, nor shall Lessee cause, maintain or permit any outside storage on or about the Premises. 7. Compliance with Law.

      7.1 Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, regulations, and other requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use of Premises, and shall faithfully observe in the use of the Premises the requirements of any board of fire underwriters, any certificate of occupancy, and any recorded documents affecting the Premises, insofar as the same relate to the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction, or the admission of lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee. Lessor warrants and represents that as of the Commencement Date, the Premises shall be in compliance with all laws, statutes, ordinances, regulations and other requirements of municipal, state and federal authorities then in force. Lessor shall at its sole expense, promptly make all repairs, replacements, alterations or improvements needed to comply with such laws, etc. hereafter enacted to the extent they relate to structural matters; if, however, such compliance work is triggered by Lessee's alterations, Lessee shall bear the expense of such work.

8.    Condition of Premises.

      8.1 Acceptance. By taking possession Lessee shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair with respect to observable and patent defects and in accordance with the requirements of this Lease as set forth in Exhibits "D or, in the event of any discrepancy between the Premises as delivered and as described in such Exhibits "D" Lessee shall be deemed to have waived and accepted any such discrepancy. Lessor makes no representation or warranty as to the use or occupancy which may be made thereof.

      8.2 Surrender. The Lessee agrees on the last day of the term hereof, or on the sooner termination of this Lease, to surrender the premises unto Lessor in good condition and repair, normal wear and tear excepted, but in any event with all interior walls cleaned and repaired, any carpets cleaned, the ventilating, air conditioning and heating equipment serviced by a reputable service man, all fixtures and equipment in good working order, and all floors cleaned, together with all alterations, additions and improvements which may have been made in, to, or on the Premises (except movable trade fixtures put in at the expense of Lessee) except that Lessee shall ascertain from Lessor within thirty days before the end of the term of this Lease whether Lessor desires to have the premises or any part or parts thereof restored to their condition when the Premises were delivered to Lessee; and if Lessor shall so desire, then Lessee shall restore said Premises or such part or parts thereof before the end of this Lease at Lessee's sole cost and expense. At any time within the final 90 days of the term of this Lease, or at any time after the expiration or earlier termination of this Lease, Lessor may, at its option and at a cost to be split equally between Lessor and Lessee, retain the services of one or more mutually agreed upon inspectors or consultants to inspect the Premises and all equipment and fixtures located on or affixed thereto, to determine whether such Premises, equipment and fixtures are in the condition required upon surrender of the Premises as described hereinabove. In the event of any deficiency as determined by such inspection(s), Lessee shall cause the same to be corrected promptly and in a good and workmanlike manner, at its sole expense. Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all of Lessee's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Lessee, and may be sold or otherwise disposed of at Lessee's expense. Lessee waives all claims against Lessor for any cost or damage to Lessee arising out of Lessor's retention or disposition of any such alterations, fixtures or personal property. If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Lessee shall indemnify Lessor against any expense, loss or liability (including reasonable professionals' fees) resulting from delay by Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. 8.3 Regulation. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants, conditions or restrictions now of record, of which may hereafter be recorded with respect to the Premises or any larger parcel of which the Premises are a part, as amended from time to time, and accepts this Lease subject thereto and to all matters disclosed thereby and by any Exhibits attached thereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business. Lessor warrants that the Premises will be completed in a good and workmanlike manner and in accordance with all applicable building and zoning codes. Within sixty (60) days of occupancy of the Premises, Lessee will provide to the Lessor a punch list of items to be corrected, which items Lessor will repair or replace within sixty (60) days of notification by the Lessee.

9.    Notices.

      9.1 Any notice, demand or communication required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given when deposited in the United States mail, registered or certified mail, postage prepaid, addressed to Lessee at the Premises, or to Lessor at its address set forth at the end of this Lease. Either party may specify a different or additional address for notice purposes by written notice to the other hereunder except that the Lessor may in any event use the Premises as Lessee's sole address for notice purposes.

10.   Brokers.

      10.1 Lessee warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except BUSINESS REAL ESTATE BROKERAGE COMPANY, whose commission shall be payable by LESSOR, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. If Lessee has dealt with any other person or real estate broker with respect to leasing the Premises, Lessee shall be solely responsible for the payment of any fee due said person or firm and Lessee shall hold Lessor free and harmless against any liability in respect thereto, including professionals' fees and costs, which shall be paid as incurred.

11.   Holding Over.

      11.1 If Lessee holds over after the expiration or earlier termination of the term hereof without the express written consent of Lessor, Lessee shall become a Lessee at sufferance only, at a rental rate equal to one hundred fifty percent (150%) of the rent in effect upon the date of such expiration (prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Lessor of rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Article 11 are in addition to and do not affect Lessor's right to re-entry or any rights of Lessor hereunder or as otherwise provided by law. If Lessee fails to surrender the Premises upon the expiration of this lease despite demand to do so by Lessor, Lessee shall indemnify and hold Lessor harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any professionals' fees and costs.

12.   Maintenance, Repairs and Alterations.

      12.1 Lessee's Obligations. Lessee shall keep in good order, condition and repair the non-structural Premises and every part thereof, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements, the age or the quality of construction of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, ventilation, air conditioning (Lessee shall procure and maintain, at Lessee's expense, a heating, ventilation and air conditioning systems maintenance contract acceptable to Lessor), electrical, lighting facilities and equipment within the Premises, fixtures, interior walls and exterior walls (maintenance only), ceilings, non-structural components of the roof, floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the premises. Lessor shall arrange for inspection of the roof, mechanical, and electrical portions of the Premises annually. Lessor shall pay for the costs of such inspections. Lessee shall arrange and pay for the correction of any defects found, including implementation of a preventative maintenance program for the roof. If Lessee is not properly maintaining property, at Lessor's option, Lessor shall have the right to select, procure and maintain, at Lessee's expense, maintenance contracts for the heating, ventilating and air conditioning systems, the landscaping on or about the Premises, and/or the roof or other structural components of the Premises and Lessee shall fully reimburse Lessor for the cost of same within 5 days after demand thereof. Lessor shall assign to Lessee all warranties on the plumbing, heating, ventilation, air conditioning, and electrical systems.

      12.2 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 12, or under any other Paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten
(10) days prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the costs thereof together with interest thereon at the rate described in Paragraph 4.3 above shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

      12.3 Lessor's Obligations. Except for the obligations of Lessor under Paragraph 17 relating to destruction of the Premises, and under Paragraph 21 relating to condemnation of the Premises, it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises or the equipment therein, except structural walls, roof, foundations, all of which obligations are intended to be that of the Lessee hereunder or to pay any other cost or expense whatsoever directly or indirectly relating to the ownership, management, lease, operation or use of the Premises. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

      12.4  Alternations and Additions.

                  (a) Lessee shall not, without Lessor's prior written consent which will not be unreasonably withheld, make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00) in cumulative costs during the term of this Lease. In any event, whether or not in excess of the foregoing cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor change to the interior visible from the exterior without Lessor's prior written consent. As used in this Paragraph 12.4, the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, fencing, telephone, teletype, cable or other communications systems of any kind, satellite or other radio reception or transmitting devises, or gas lines. Lessor may require that Lessee remove any or all of said alterations, improvements, additional or Utility Installations at the expiration of the term, and restore the Premises to their condition as of the Commencement Date, reasonable wear and tear excepted. As a condition of Lessor's consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same at Lessee's expense.

                  (b) Any alterations, improvements, additions or Utility Installations in or about the Premises that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, which consent may be granted or withheld in Lessor's sole discretion, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work, the compliance by Lessee of all conditions of said permit, and a performance and payment bond in form and substance acceptable to Lessor guaranteeing completion of and payment for all such work in a timely manner. Any such work shall be completed by Lessee promptly, expeditiously and in a good and workmanlike manner, using prime quality materials, and in such a manner as not to cause any interruption of or interference with the use or enjoyment of any adjoining premises. Lessee shall hold Lessor harmless from any failure by Lessee to comply with the foregoing, pursuant to Paragraph 15 below.

                  (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and hold the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's professionals' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

13.   Liens.

      13.1 Lessee shall not permit any mechanic's, materialmen's or other liens to be filed against the Premises nor against Lessee's leasehold interest in the Premises. Lessor shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Lessor may, without waiving its rights and remedies based on such breach of Lessee and without releasing Lessee from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Lessee shall pay to Lessor at once, upon notice by Lessor, any sum paid by Lessor to remove such liens, together with interest at the rate per annum described in Paragraph 4.3 above.

14.   Bankruptcy.

      14.1 If Lessee shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Lessee shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty days from the date thereof, or if a receiver or trustee shall be appointed of Lessee's property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty days after the entry thereof, or if Lessee shall make a general assignment for the benefit of creditors, or if Lessee's interest in this Lease or a substantial portion of Lessee's assets located at the Premises shall be seized or attached and such seizure or attachment is not discharged within thirty (30) days, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Lessee, then in any such event Lessor may terminate this Lease, if Lessor so elects, with or without notice of such election and with or without entry or action by Lessor. In such case, notwithstanding any other provisions of this Lease, Lessor, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Paragraph 20.2 hereof. Neither Lessee nor any person claiming through or under Lessee or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Lessor. Nothing contained herein shall limit or prejudice the right of Lessor to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 14.

15.   Indemnification and Release.

      15.1 Lessee shall indemnify, defend and hold Lessor and its officers, directors, agents and employees harmless from all claims, demands, costs and expenses (including reasonable professionals' fees) directly or indirectly arising from or in connection with Lessee's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Premises. Lessee shall further indemnify, defend and hold Lessor harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Lessee under the terms of this Lease, or arising from any act, neglect, fault or omission of Lessee or of its agents or employees, and from and against all costs, professionals' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon, notwithstanding any active or passive negligence of Lessor. In case any action or proceeding shall be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel selected by mutual agreement of Lessee and Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Lessor to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure.

16.   Insurance.

      16.1 Liability Insurance. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease and any other period of occupancy hereof, a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount not less than One Million Dollars ($1,000,000) combined single limit, Two Million Dollars ($2,000,000) aggregate, for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, said limit to be adjusted for inflation every three (3) years. The policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering the Indemnity Clause contained in this Paragraph 16 and Paragraph 15 above), products and completed operations, and shall (i) name Landlord and his managing agent as additional insured, (ii) contain a cross liability provision, and (iii) contain an endorsement that "the insurance provided the Landlord hereunder shall be primary and noncontributing with any other insurance available to the Landlord." The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Not withstanding any contrary provision contained herein, Lessee's insurance requirements hereunder may be satisfied by a combination of primary and umbrella or excess coverage.

      16.2  Property Insurance.

                  (a) Lessee shall obtain at Lessee's sole cost and expense a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood, earthquake, and special extended period ("Special Form" as such term is used in the insurance industry). Said insurance shall name as additional insured and provide for payment of loss to Lessor, or to the holders of mortgages or to beneficiaries under deeds of trust on the Premises. This insurance shall cover the building(s) to which this Lease applies, including tenant improvements, heating and cooling equipment or machinery and electrical equipment, as well as any furniture, fixtures, equipment or other personal property owned by Lessor. A Stipulated Value or Agreed Amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance. If such insurance coverage has a deductible clause, the deductible amount shall not exceed Five Thousand Dollars ($5,000) per occurrence, and Lessee shall be liable for such deductible amount.

                  (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                  (c) Lessee shall insure its contents equipment and tenant improvements at full replacement value.

                  (d) Lessee shall, at its own expense, obtain business interruption insurance of such type and coverage sufficient to pay all rent and other sums due hereunder for a period of not less than 12 months in the event of any cessation or reduction of Lessee's business for any reason including, without limitation, damage or destruction described in Paragraph 17 below.

                  (e) Earthquake insurance shall have a maximum deductible of fifteen (15%) percent. Lessor shall be responsible for payment of the deductible if earthquake damage occurs.

      16.3  Other Required Insurance.

                  (a) Any other form or forms of insurance as Lessee or Lessor or any mortgagees of Lessor may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent lessee would protect itself.

      16.4 Insurers. Insurance policies required hereunder shall be in a form satisfactory to Lessor and issued by insurance companies holding a "General Policyholders Rating" of at least A, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide."

      16.5 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the period insured against under Paragraph 16, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees.

      16.6 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or from damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damage arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located. Notwithstanding the foregoing, Lessor's exemption from liability shall not extend to damage otherwise suffered which is caused by Lessor's negligence.

      16.7 Insurance Policies. All insurance policies obtained by Lessee hereunder shall:

                  (a) Provide for waiver of subrogation releasing Lessor from any claims for damage to any persons or property in or about the Premises or any other insured risk. The policies shall contain all necessary endorsements for Lessor's or Lessee's insurance company which may be necessary or required to effect this waiver of subrogation.

                  (b) Provide that such policy may not be canceled, reduced in coverage or amount, or amended in any manner for any reason whatsoever except after at least thirty (30) days prior written notice to Lessor and Lessor's lender, if any.

                  (c) Within ten (10) days after execution of this Lease, and thereafter upon demand at any time during the term hereof, Lessee shall deliver to Lessor copies of policies or certificates of insurance evidencing existence of the amounts and forms of coverage and proof of payment satisfactory to Lessor.

                  (d) Lessee shall, within ten (10) days prior to the expiration of the policies required hereunder, furnish the Lessor with renewal policies or certificates or "binders" thereof. Failure to do so may result in the Lessor ordering such insurance and charging the cost thereof to Lessee as additional rent, or may, in Lessor's sole discretion, constitute a default under this Lease. If Lessor does obtain any insurance that is the responsibility of the Lessee under this section, Lessor shall deliver to Lessee a written statement setting forth the cost of such insurance and showing in reasonable detail the manner in which it has been computed.

17.   Damage or Destruction.

      17.1  Definitions.

                  (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than twenty five percent (25%) of the then replacement cost of the Premises, as such replacement cost is determined by a licensed contractor mutually agreed upon by Lessor and Lessee. "Premises Building Partial Damage" shall herein mean damage or destruction to the building, if any, of which the Premises are a part of the extent that the cost of repair is less than twenty five percent (25%) of the then replacement cost (determined as described above) of such building as a whole.

                  (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is twenty five percent (25%) or more of the then replacement cost of the Premises, as such replacement cost is determined by a licensed contractor mutually agreed upon by Lessor and Lessee. "Premises Building Total Destruction" shall herein mean damage or destruction to the building, if any, of which the Premises are a part to the extent that the cost of repair is twenty five percent (25%) or more of the then replacement cost (determined as described above) of such building as a whole.

                  (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 16 and for which the insurance proceeds of such policy(ies) are sufficient to pay the full cost of repair, excluding any deductible amounts.

      17.2 Partial Damage--Insured Loss. Subject to the provisions of Paragraphs 17.4, 17.5, and 17.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense utilizing insurance proceeds, repair such damage, but not Lessee's fixtures, equipment or tenant improvements installed by Landlord at Tenant's expense, as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance, and Lessee's failure to do so shall be a material breach of this Lease. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

      17.3 Partial Damage--Uninsured Loss. Subject to the provisions of Paragraphs 17.4, 17.5, and 17.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage.

      17.4 Total Destruction. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction, and all insurance proceeds (excepting Tenant's business fixtures and personal items) shall be payable to Lessor.

      17.5  Damage Near End of Term.

                  (a) If at any time during the last twelve (12) months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor or Lessee may cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the party of its election to do so within thirty (30) days after the date of occurrence of such damage.

                  (b) Notwithstanding Paragraph 17.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee may exercise such option, if it is to be exercised at all or, in the event Lessee has already exercised such option, shall reconfirm such exercise in writing, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six (6) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall effect repairs in accordance with the provisions of Paragraph 17.2 above, and this Lease shall continue in full force and effect. If Lessee fails to exercise or reconfirm its prior exercise of such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period. In the event of any conflict or inconsistency between the provisions of this Paragraph 17.5 and the terms or conditions of any such option, the provisions hereof shall be controlling in all respects notwithstanding any term or provision in the grant of option to the contrary, unless otherwise expressly agreed in a writing which expressly and specifically refers to this Paragraph 17.5.

      17.6 Waiver. Lessor and Lessee hereby waive the provisions of any statutes or court decisions which relate to the abatement or termination of leases when leased property is damaged or destroyed, and agree that such event shall be exclusively governed by the terms of this Lease.

18.   Real Property Taxes.

      18.1 Payment of Taxes. Lessee shall pay the real property tax, as defined in Paragraph 18.2, applicable to the Premises during the term of this Lease. All such payments shall be made to Lessor prior to the due date of such payment. If any such real property taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such real property taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such real property taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the rate described in Paragraph 4.3. In the event Lessee occupies a portion of a larger building and real property taxes are billed to Lessor, Lessee shall pay its pro rata share as determined in Paragraph 18.3 of said taxes within ten (10) days after billing by Landlord.

      18.2 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, rental tax, parking surcharge, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on or with respect to the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof; or
(v) which is measured by or reasonably attributable to the cost or value of Lessee's equipment, fixtures or other property located on the Premises or Lessee's leasehold improvements made in or to the Premises, regardless whether title to such improvements shall be in Lessor or Lessee; or (vi) upon or measured by the rent payable hereunder; or (vii) upon or with respect to the possession, leasing, operation, maintenance, management, repair, use or occupancy of the Premises or any portion thereof.

      18.3 Joint Assessment. If the premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof shall be conclusive.

      18.4  Personal Property Taxes.

                  (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                  (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

19.   Utilities.

      19.1 Lessee shall pay for all water, gas, heat, light, powers, telephone, waste removal, sewer and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other Premises. Lessee agrees to pay for any separate meters that Lessor may install from time to time.

20.   Defaults and Remedies.

      20.1 The occurrence of any one or more of the following events shall constitute a default hereunder by Lessee:

                  (a) The failure by Lessee to make any payment of rent or additional rent or any other payment required to be made by Lessee hereunder, as and when due.

                  (b) The failure by Lessee to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Lessee, other than as specified in Paragraph 20.1(a) or (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. Any such notice shall be in lieu of, and not in addition to, any notice required under applicable state statutes regarding unlawful detainer actions. If the nature of the Lessee's default is such that more than ten (10) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Lessor.

                  (c) The occurrence of any event described in Paragraph 14 above.

      20.2 In the event of any such default by Lessee, in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder and offset any deposits of Lessee against Lessee's obligations. In the event that Lessor shall elect to so terminate this Lease then Lessor may recover from
Lessee:

                  (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination including interest at the maximum permissible by law; plus

                  (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided including the maximum interest permissible by law; plus

                  (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus

                  (d) any other amount necessary to compensate Lessor for the detriment proximately caused by Lessee's failure to perform Lessee's obligations under this Lease or which is the ordinary course of events would be likely to result therefrom.

      20.3 As used in Paragraphs 20.2(a) and (b) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law or 12% whichever is greater. As used in Paragraph 20.2(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1) percent. Efforts by Lessor to mitigate the damages caused by Lessee's breach of this Lease shall to waive Lessor's right to recover damages under this Paragraph 20.2.

      20.4 In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. No re-entry or taking possession of the Premises by Lessor pursuant to this Paragraph 20.3 shall be construed as an election to terminate this Lease unless a written notice of such intention is given by Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. In the event of any such default by Lessee, Lessor shall also have the right and option, but not the obligation, to apply or retain Lessee's security deposit as provided in paragraph 5 above.

      20.5 All rights, options and remedies of Lessor contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Lessee hereunder shall be implied from any acceptance by Lessor of any rent or other payments due hereunder or any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar acts by Lessee.

21.   Condemnation.

      21.1 If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs, but shall remain in full force and effect as to the balance of the Premises, except as hereinafter provided. If more than fifteen percent (15%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced to the same proportion that the floor area of the remaining Premises bears to the original floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the sole and exclusive property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages, or for the bonus value or market value of this Lease, or for the value of any option to extent the term of this Lease or to purchase the Premises; provided, however, that Lessee shall be entitled to any award for loss of or damage to trade fixtures, removable personal property, bonus value of this Lease, relocation and removal expenses, loss of good will and any other amount of damage suffered by Lessee provided such other amount of damage does not reduce Lessor's award, provided such award is separately made. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority.

22.   Estoppel Certificate.

      22.1 Within ten (10) days following any written request which Lessor may make from time to time, Lessee shall execute and deliver to Lessor a statement certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modification); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Lessor or Lessee except as specified in Lessee's statement; and (v) such other matters requested by Lessor. Lessor and Lessee intend that any statement delivered pursuant to this Article 22 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

      22.2 Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, (iii) that not more than one month's rental has been paid in advance, and (iv) that Lessee has thereby appointed Lessor as Lessee's special attorney-in-fact for the purpose of executing and delivering any statement on Lessee's behalf.

23.   Governing Law.

      23.1 This Lease shall be governed by and construed pursuant to the laws of the state in which the Premises are located.

24.   Successors and Assigns.

      24.1 Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

25.   Reasonable Professionals' Fees.

      25.1 If Lessor shall bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Lessee hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including reasonable professionals' fees and costs of appeals incurred by the prevailing party therein shall be paid by the other party, including professionals' fees short of litigation which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

      25.2 If Lessor is named as a defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee shall pay to Lessor its costs and expenses incurred in such suit, including reasonable professionals' fees and costs of appeals.

26.   Performance by Lessee.

      26.1 All covenants and agreements to be performed by Lessee under any of the terms of this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement of rent. If Lessee shall fail to pay any sum of money owed to any party other than Lessor, for which it is liable hereunder, or if Lessee shall fail to perform any other act on its part to be performed hereunder or otherwise violate any term or provision of this Lease, and such failure or violation shall continue for ten (10) days for monetary default and thirty (30) days for non-monetary default after notice thereof by Lessor, Lessor may, without waiving or releasing Lessee from obligations of Lessee, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Lessee. All sums so paid by Lessor and all necessary incidental costs together with interest thereon at the rate described in Paragraph 4.3 above, from the date of such payment by Lessor, shall be payable to Lessor on demand. Lessee covenants to pay any such sums, and Lessor shall have (in addition to any other right of remedy of Lessor) all rights and remedies in the event of the non-payment thereof by Lessee as are set forth in
Article 20 hereof.

27.   Mortgage Protection.

      27.1 In the event of any default on the part of Lessor, Lessee will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Lessee, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

28.   Definition of Lessor.

      28.1 The term "Lessor," as used in this Lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfer of any such title, Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Lessor contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Lessor hereunder, during its ownership of the Premises. Lessor may transfer its interest in the Premises without the consent of Lessee and such transfer or subsequent transfer shall not be deemed a violation on Lessor's part of any of the terms and conditions of this Lease.

29.   Waiver.

      29.1 The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Lessor to insist upon the performance by Lessee in strict accordance with said terms. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

30.   Identification of Lessee.

      30.1 If more than one person executes this Lease as Lessee, (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Lessee, and (ii) the term "Lessee" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Lessee with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

31.   Terms and Headings.

      31.1 The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Paragraph headings of this Lease are not a part of this Lease and shall have
o effect upon the construction or interpretation of any part hereof.

32.   Examination of Lease.

      32.1 Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Lessor and Lessee.

33.   Time.

      33.1 Time is of the essence with respect to the performance of every provision of this Lease.

34.   Prior Agreement; Amendments.

      34.1 This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

35.   Separability.

      35.1 Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

36.   Recording.

      36.1 Neither Lessor nor Lessee shall record this Lease nor a short form memorandum thereof without the consent of the other.

37.   Authority.

      37.1 Each person executing this Lease on behalf of a party hereto hereby represents and warrants that he has been thereunto duly authorized by appropriate action of such party. Lessee agrees to provide to Lessor such information or documents as Lessor may reasonably request in connection with the foregoing.

38. Limitation on Liability. Subject to the provisions of Paragraph 28 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers, or shareholders, or any of their personal assets for such satisfaction. This limitation on liability shall not apply to Lessor's obligations to construct the Premises in a good and workmanlike manner and in accordance with all applicable zoning, environmental and building codes and laws.

39.   Lessor's Access.

      39.1 Lessor and Lessor's agents shall have the right to enter the Premises with reasonable advance notice to Lessee at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 180 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

40.   Auctions.

      40.1 Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

41.   Signs.

      41.1 All signs shall comply with rules and regulations set forth by Lessor as may be modified from time to time. Lessee shall not place any signs or other display materials in or about the Premises or proximate to any exterior window if such sign is visible from the exterior of the Premises, without Lessor's prior written consent. Any signs or display materials violating this provision may be destroyed by Lessor without compensation to Lessee. Additionally, Lessee shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting material), stickers, signs, lettering, banners or advertising or display materials on or near exterior windows or doors if such materials are visible from the exterior of the Premises, without Lessor's prior written consent. Similarly, Lessee may not install any alarm boxes, foil protection tape or other security equipment on the premises without Lessor's prior written consent.

42.   Guarantor.

      42.1 In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

43.   Subordination and Attornment.

      43.1 This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. In the event of any sale or assignment of the Premises or if any proceedings are brought for foreclosure, or in the event of the exercise of any power of sale under any mortgage or deed of trust affecting the Premises, Lessee shall attorn to the purchaser and recognize such purchaser as Lessor hereunder. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

      43.2 Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Paragraph 43.2. Lessor's authority to execute subordination and attornment documents on behalf of Lessee or on behalf of Lessee's attorney in fact is conditioned upon the following: (a) Lessor having given Lessee ten (10) days' prior written notice; and (b) Nondisturbance considerations providing that Lessee's possession shall not be disturbed so long as Lessee is not in default and pays the rent and observes all of the provisions of this Lease.

44.   Riders.

      44.1 If, in connection with obtaining construction, interim or permanent financing for the Premises or any real property of which the Premises are a part the lender shall request reasonable non-monetary modifications in this Lease as a condition to such financing, Lessee will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially increase the obligations of Lessee hereunder or materially adversely affect the leasehold interest hereby created or Lessee's rights hereunder.


45.   Easements.

      45.1 Lessor reserve to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

46.   Performance Under Protest.

      46.1 If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

47.   Assignment and Subletting.

      47.1 Lessee shall not either voluntarily or by operation of law, assign, sell, encumber, pledge or otherwise transfer all or any part of Lessee's leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Lessee or Lessee's employees, or sublet the Premises or any portion thereof, without Lessor's prior written consent in each instance, which consent may not be unreasonably withheld. Consent by Lessor to one or more assignments of this Lease or to one or more sublettings of the Premises shall not operate to exhaust Lessor's rights under this Paragraph. If Lessee is a corporation which, under the then current guidelines of the State, is not deemed a public corporation or is an unincorporated association or partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of thirty-five percent (35%), or liquidation thereof, shall be deemed an assignment. Lessee agrees to reimburse Lessor for Lessor's reasonable costs and professionals' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease. However, assignment may be withheld in Lessor's sole and absolute discretion.

      47.2 If Lessee desires at any time to assign this Lease or to sublet the premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; (v) the terms and provisions of the proposed sublease or assignment; (iv) such reasonable financial information as Lessor may request concerning the proposed subtenant or assignee.

      47.3 As a condition for granting its consent to any assignment, encumbrance of sublease, Lessor may require that the sublessee or assignee remit directly to Lessor, on a monthly basis, all monies due to Lessee by said assignee or sublessee. If said monies are greater than the rent required under this Lease, Lessor shall retain fifty percent (50%) of the excess, and Lessee shall have no interest therein. If said monies are less than the rent required under this Lease, Lessee shall pay the difference to Lessor. Lessor's waiver or consent to any assignment or subletting shall not relieve Lessee from any obligation under this Lease. Neither an assignment by merger or the sale of all or substantially all of the assets of Lessee nor the occupancy of all or part of the Premises by parent, wholly-owned subsidiary, or wholly-owned affiliated companies of Lessee shall be deemed an assignment or subletting for purposes of this Paragraph.

      47.4 No subletting or assignment, even with the consent of Lessor, shall relieve Lessee of its obligation to pay the rent and perform all the other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be consent to any assignment or subletting.

48.   Surrender Not Merger.

      48.1 The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases and/or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all of such subleases or subtenancies.

49.   Covenants, Conditions and Restrictions.

      49.1 In additional to requirements imposed by law, the care of the Premises and conduct of business thereupon, among other things, are restricted or subject to heightened requirements pursuant to one or more recorded Covenant, Conditions and Restrictions ("CC&Rs"). The terms of all applicable CC&Rs, in their entirety, are incorporated herein by this reference. Lessee has received a copy of all applicable CC&R's prior to its execution of this Lease, and such receipt is acknowledged hereby.

      49.2 Lessee shall faithfully observe and comply with the provisions of all applicable CC&Rs, and all modifications and additions which may from time to time be enacted pursuant to their terms. Lessee shall similarly observe and comply with all requests, demands and orders otherwise made by any governing associations created under the authority of the CC&Rs ("the Associations"). Any violation of the CC&Rs or orders of the Associations created thereby shall be a default under this Lease. However, Lessor will not be responsible to Lessee for the nonperformance of any provisions of such CC&Rs by its tenants occupying neighboring properties, if any.

      49.3 All payments, charges, dues, and assessments imposed under the authority of the CC&Rs and the Associations ("Association Fees") shall be the sole responsibility of Lessee, who shall timely pay such Associations Fees directly to the Association. Each payment shall be made promptly on demand throughout the term of this lease and shall be paid without deduction or offset. Failure by Lessee to pay all amounts hereunder when due shall carry the same consequences as Lessee's failure to pay rent.

50.   Additional Expenses.

      50.1 Among other obligations hereunder, Lessee is obligated to reimburse Lessor a monthly management fee of 2% of the monthly base rent.

51.   Recovery of Abated Rent.

      51.1 If this lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rental concession, such postponed rent or "free" rent is called the "Abated Rent." Tenant shall be credited with having paid all of the Abated Rent on the expiration of the term of this lease only if tenant has fully, faithfully, and punctually performed all of tenant's obligations hereunder, including the payment of all rent (other than Abated
Rent) and all other monetary and nonmonetary obligations, and the surrender of the premises in the physical condition required by this lease. Tenant acknowledges that its right to received credit for the Abated Rent is absolutely conditioned upon tenant's full, faithful and punctual performance of its obligations under this lease. If tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this lease shall be enforced as if there were no such rent abatement or other rent concession. In such case, Abated Rent shall be calculated based on the full initial rent payable under this lease.

52.   Indemnification.

      52.1 Lessee shall defend, indemnify and hold Lessor harmless from any loss, claim, liability or expense, including professionals' fees and costs, arising out of or in connection with its failure to observe or comply with the provisions of the Lease.

53.   Tenant Improvements.

      53.1 Lessor shall provide Lessee with a tenant improvement allowance (the "Tenant Improvement Allowance"), in the amount of TWO HUNDRED TEN THOUSAND AND No/100 ($210,000.00), to be applied toward the construction of tenant improvements ("Tenant Improvements"), space planning, construction, documentation, permits, City fees and other costs directly related to the construction of Tenant Improvements. The Tenant Allowance is to be applied, subject to Lessor's written consent, Tenant Improvements to be conducted at the Premises located at 5861 Edison Place, Carlsbad, CA. Plans for Tenant Improvements shall be subject to Lessor's prior written consent, as set forth at Paragraph 12.4 of the Lease and Exhibit "D" hereto.

      53.2 Any unused Tenant Improvement Allowance shall be credited as rent becomes due.

      53.3 Lessor will construct Tenant Improvement per Exhibit "D." Lessor will bid Tenant Improvements on an open book basis to be approved by Lessee. Lessor will charge twelve and one-half percent (12.5%) for profit and overhead as the contractor.

      53.4 Tenant Improvements Contractor Warranty. The undersigned Owner hereby guarantees to the Lessee that all Work, as defined in the Tenant Improvement Contract Documents, performed by the contractor shall be free from any defects in workmanship, materials and/or equipment and shall be in strict compliance with the Tenant Improvement Contract Documents. If, within a period of one (1) year from the date of acceptance of the Work by the Lessee, the Work shall prove to be defective, then the contractor shall repair and/or replace the Work at its own cost and expense. Such repairs shall be performed in accordance with the terms and conditions of the Contract Documents.

54.   Option to Renew Lease.

      54.1 Grant of Option. For good and valuable consideration, including the Premises and obligations undertaken in this Agreement, Lessor hereby grants to Lessee an option to extend this Lease for an additional term of five (5) years (the "Renewal Term"), commencing on January 1, 2003 (the "Renewal Commencement Date") and ending on December 31, 2007 (the "Renewal Expiration Date").

      54.2 Obligations of Renewal Term. The lease of the Premises for the Renewal Term shall be on the same terms and conditions as set forth in the Lease except (i) that the rental for the Premises during the Renewal Term shall be as set forth in Paragraph 54.5 below, and (ii) the Security Deposit shall be increased to an amount equal to the newly calculated option period monthly rental amount (the "Increased Security Deposit Amount").

      54.3 Exclusive Means of Exercising Renewal Option. Lessee may exercise its right to renew the Lease to the Renewal Term only by (a) giving to Lessor written notice of its election to renew the Lease for the Renewal Term not later than four (4) months prior to the Renewal Commencement Date, and (b) delivering to Landlord, in cash, a sum equal to the positive difference between (i) the amount of the Increased Security Deposit Amount and (ii) the amount of the then-existing Security Deposit within 10 days after notification from Lessor of the amount of the increased security deposit. Any attempted exercise of this Option made other than within the time periods stated or in the manner stated will be void and of no force or effect.

      54.4 No Default Under Lease Whatsoever. Lessee's option to renew this Lease is expressly conditioned upon Lessee not being in default pursuant to Paragraph 20 of this Agreement at the time it exercises the option to renew the Lease.

      54.5 Monthly Rent During Renewal Term. If Lessee shall have properly and timely exercised its right to extend the term of this Lease, and provided that Lessee is not in default under the terms of this Lease as of the Option Period Commencement Date, the term of this Lease shall be so extended for such option Period on the same terms and conditions contained in the Lease; provided, however, the Fixed Monthly Rental shall be as follows:

January 1, 2003 - December 31, 2003 $19,500.00 NNN/Mo.
January 1, 2004 - December 31, 2004 $20,000.00 NNN/Mo.
January 1, 2005 - December 31, 2005 $20,500.00 NNN/Mo.
January 1, 2006 - December 31, 2006 $21,000.00 NNN/Mo.
January 1, 2007 - December 31, 2007 $21,500.00 NNN/Mo.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LESSEE:                             LESSOR:

WILSHIRE TECHNOLOGIES, INC.         FRANK NALIBOFF and NATHAN MORTON


By: /s/ John Van Egmond             By: /s/ Frank Naliboff
   --------------------                 -----------------------------------
                                        Frank Naliboff

Its: President & CEO                Its:___________________________________
    -------------------


                                    By: /s/ Nathan Morton
                                        -----------------------------------
                                        Nathan Morton

                                    Its:___________________________________

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION


THE LAND REFERRED TO HEREIN IN SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 1 OF PARCEL MAP NO. 15687, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON MAY 30, 1989 AS FILE NO. 89-283195 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM 50 PERCENT OF ALL OIL, MINERAL GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET UNDER THE REAL PROPERTY DESCRIBED HEREIN, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED BY CARLSBAD PROPERTIES, A PARTNERSHIP IN A DEED RECORDED JULY 5, 1978 RECORDER'S FILE NO. 78-279136 OF OFFICIAL RECORDS.

PARCEL B:

AN EASEMENT FOR GENERAL ROAD, ALL UTILITIES, DRAINAGE AND INCIDENTAL PURPOSES OVER THAT CERTAIN "GENERAL & PUBLIC ACCESS EASEMENT DEDICATED TO THE CITY OF CARLSBAD THEREON" AKA EDISON PLACE (PRIVATE STREET) AS SHOWN ON PARCEL MAP 15687, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON MAY 30, 1989 AS FILE NO. 89-283195 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL THAT PORTION LYING WITHIN PARCEL "A" ABOVE.

                                   EXHIBIT "B"

1.    Emissions; Storage, Use and Disposal of Waste.

      1.1   Emissions. Lessee shall not:

            (a) Permit any vehicle on the premises to emit exhaust which is in violation of any governmental law, rule, regulation or requirements;

            (b) Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which matter, as reasonably determined by Lessor or any governmental entity, does, or may, pollute or contaminate the same, or is, or may become, radioactive or does, or may, adversely affect the (1) health or safety of persons, wherever located, whether on the Premises or anywhere else, (2) condition, use or enjoyment of the Premises or any other real or personal property, whether on the Premises or anywhere else, or (3) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines landscaping or parking areas;

            (c) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible from outside the Premises;

            (d) Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Premises, or which will create a nuisance or violate any government law, rule, regulation or requirement;

            (e) create, or permit to be created, any ground vibration that is discernible outside the Premises;

            (f) Transmit, receive, or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, on or about the Premises, or anywhere else.

      1.2   Storage and Use.

            (a) Storage. Subject to the uses permitted and prohibited to lessee under this Lease, Lessee shall store in appropriate leak proof containers all solid, liquid or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may (1) pollute or contaminate the same, or (2) adversely affect the (i) health or safety of persons, whether on the Premises or anywhere else, (ii) condition, use or enjoyment of the Premises or any real or personal property, whether on the Premises or anywhere else, or (iii) Premises or any of the improvements thereto or thereon.

            (b) Use. In addition, without Lessor's prior written consent, Lessee shall not use, store or permit to remain on the Premises any solid, liquid or gaseous matter which is, or may become, radioactive. If Lessor does give its consent, Lessee shall store the materials in such manner that no radioactivity will be detectable outside a designated storage area and Lessee shall use the materials in such a manner that (1) no real or personal property outside the designated storage area shall become contaminated thereby or (2) there are and shall be no adverse effects on the (i) health or safety of persons, whether on the Premises or anywhere else, (ii) condition, use or enjoyment of the Premises or any real or personal property thereon or therein, or (iii) Premises or any of the improvements thereto or thereon.

      1.3   Disposal of Waste.

            (a) Refuse Disposal. Lessee shall not keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove same from the Premises. Lessee shall keep all incinerators, containers or other equipment used for the storage or disposal of such materials in a clean and sanitary condition.

            (b) Sewage Disposal. Lessee shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (1) for the disposal of anything except sanitary sewage or (2) excess of the lesser of the amount of (a) reasonably contemplated by the uses permitted under this Lease or (b) permitted by any governmental entity. Lessee shall keep the sewage disposal system free of all obstructions and in good operating condition.

            (c) Disposal of Other Waste. Lessee shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the Premises in such a manner that it does not, and will not, adversely affect the (1) health or safety of persons, wherever located, whether on the Premises or elsewhere, (2) condition, use or enjoyment of the Premises or any other real or personal property, wherever located, whether on the Premises or anywhere else, or (3) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

      1.4 Compliance with Law. Lessee shall comply with all laws, statutes, ordinances, regulations, rules and other governmental requirements in complying with its obligations under this Lease, and in particular, relating to the storage, use and disposal of hazardous or toxic matter.


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